Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Property and Equipment

Property and equipment consisted of the following:

	December 31,
	2011	2010
	(In thousands)
Furniture and fixtures	$300	$292
Office equipment	377	415
Software	423	489
Leasehold improvements	45	12
Manufacturing equipment	52	40

Total property and equipment	1,197	1,248
Less accumulated depreciation and amortization	(1,000)	(1,028)

Property and equipment — net	$197	$220